BT INVESTMENT FUNDS
Investment International Equity Fund, International Small Company Equity Fund, Global Emerging Markets Equity Fund, Latin American Equity Fund and Pacific Basin Equity Fund

PROSPECTUS SUPPLEMENT DATED NOVEMBER 4, 1999 (REPLACING SUPPLEMENT DATED OCTOBER 18, 1999) TO PROSPECTUS DATED JANUARY 31, 1999

THE FOLLOWING REVISES EACH FUND'S ADDRESS FOR ALL CORRESPONDENCE, INCLUDING
APPLICATIONS:

                           BT Service Center
                           P.O. Box 219210
                           Kansas City, MO 64121-9210

THE FOLLOWING APPLIES TO GLOBAL EMERGING MARKETS EQUITY FUND:

On September 30, 1999, the Global Emerging Markets Equity Fund transferred all of its assets to the Morgan Grenfell Emerging Markets Equity Fund (the "MG Fund"), and Institutional shares of the MG Fund were distributed to the Global Emerging Markets Equity Fund's shareholders in proportion to their holding in the Global Emerging Markets Equity Fund (the "Reorganization"). After the Reorganization, the Global Emerging Markets Equity Fund was liquidated and terminated.

THE FOLLOWING SUPPLEMENTS THE SECTION "BUYING AND SELLING FUND SHARES" IN THE PROSPECTUS FOR INTERNATIONAL SMALL COMPANY EQUITY FUND:

International Small Company Equity Fund liquidated all of its assets and was terminated effective May 28, 1999.

THE FOLLOWING REVISES AND SUPERCEDES, AS APPLICABLE, THE SECTION "MANAGEMENT OF THE FUND(S)" IN THE PROSPECTUS FOR LATIN AMERICAN EQUITY FUND AND PACIFIC BASIN EQUITY FUND:

Effective May 1, 1999, BT Funds Management (International) Limited no longer serves as sub-adviser to the Funds. Bankers Trust Company ("Bankers Trust"), the Funds' investment adviser, assumed day-to-day investment decision-making responsibility for the Funds and their corresponding master portfolios.

THE FOLLOWING SUPPLEMENTS THE SECTION "MANAGEMENT OF THE FUND(S)" IN EACH FUND'S
PROSPECTUS:

On June 4, 1999, Bankers Trust Corporation merged with a subsidiary of Deutsche Bank A.G., ("Deutsche Bank"). Deutsche Bank is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail and commercial banking, investment banking and insurance. A Special Meeting of Shareholders ("Special Meeting") was held for this purpose.

Shareholders voted at the Special Meeting to approve a new investment advisory agreement (the "Advisory Agreement") with Bankers Trust. Approval of the Advisory Agreement was sought
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because Deutsche Bank became Bankers Trust's parent company and, therefore, controls its operations as investment adviser.

At the Special Meeting, shareholders of the Fund also approved a new investment advisory agreement with Morgan Grenfell, Inc. As of October 5, 1999, Morgan Grenfell, Inc. has been renamed Deutsche Asset Management Inc. ("DAMI"). The new investment advisory agreement with DAMI may be implemented within two years of the date of the Special Meeting upon approval of a majority of the members of the Board of Trustees who are not "interested persons" ("Independent Trustees"). Shareholders of the Investment International Equity Fund and Institutional International Equity Fund also approved a new sub-investment advisory agreement among each Fund's portfolio, DAMI and Bankers Trust under which Bankers Trust may perform certain of DAMI's responsibilities, at DAMI's expense, upon approval of the Independent Trustees. Shareholders of Pacific Basin Equity Fund and Latin American Equity Fund approved a new sub-investment advisory agreement with Morgan Grenfell Investment Services Limited. As of October 5, 1999, Morgan Grenfell Investment Services Limited has been renamed Deutsche Asset Management Investment Services Limited ("DAMISL"). Under this agreement, DAMISL may perform certain of DAMI's responsibilities, at DAMI's expense, upon approval of the Independent Trustees. Both sub-investment advisory agreements must be implemented within two years of the date of the Special Meeting.

The new investment advisory agreement with DAMI and the new sub-investment advisory agreement with Bankers Trust will permit Deutsche Bank to simplify the organizational structure of its U.S. mutual fund operations, enhance the efficiency of their administration and promote consistency of internal controls, compliance and regulatory oversight. The deferral in implementing the new investment advisory and sub-investment advisory agreement is needed to permit Deutsche Bank a sufficient amount of time to plan, prepare and institute the necessary arrangements for DAMI to consolidate Deutsche Bank's U.S. mutual fund operations.

Under the new investment advisory agreements and new sub-investment advisory agreements, the compensation paid and the services provided would be the same as those under the Advisory Agreement with Bankers Trust.

ABOUT DAMI. DAMI is located at 885 Third Avenue, 32nd Floor, New York, New York 10022. DAMI provides a full range of investment advisory services to institutional clients. DAMI serves as investment adviser to ten other investment companies and as sub-adviser to five other investment companies.

ABOUT DAMISL. DAMISL is located at 20 Finsbury Circus, London, England. DAMISL provides a full range of international investment advisory services to institutional clients. DAMISL serves as investment adviser to 13 other investment companies.

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On March 11, 1999, Bankers Trust announced that it had reached an agreement with the United States Attorney's Office in the Southern District of New York to resolve an investigation concerning inappropriate transfers of unclaimed funds and related record-keeping problems that occurred between 1994 and early 1996. Bankers Trust pleaded guilty to misstating entries in the bank's books and records and agreed to pay a $63.5 million fine to state and federal authorities.

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On July 26, 1999, the federal criminal proceedings were concluded with Bankers
Trust's formal sentencing. The events leading up to the guilty pleas did not arise out of the investment advisory or mutual fund management activities of Bankers Trust or its affiliates.

As a result of the plea, absent an order from the SEC, Bankers Trust would not be able to continue to provide investment advisory services to each Fund. The SEC has granted Bankers Trust a temporary order to permit it and its affiliates to continue to provide investment advisory services to registered investment companies. There is no assurance that the SEC will grant a permanent order.

THE FOLLOWING REPLACES THE SECTION "PORTFOLIO MANAGER(S)" IN THE PROSPECTUS FOR PACIFIC BASIN EQUITY FUND:

Portfolio Manager.

Julie Wang
o Principal of Bankers Trust and Portfolio Manager for the portfolios.
o Joined Bankers Trust in 1994 and the portfolios in 1998.
o Specializes in emerging markets.
o Ten years of investment management experience.
o Served as Investment Manager at American International Group from 1991 to
  1994.
o Bachelor's degree in economics from Yale University; MBA from The Wharton School, University of Pennsylvania.

THE FOLLOWING REPLACES THE SECTION "PORTFOLIO MANAGERS" IN THE PROSPECTUS FOR LATIN AMERICAN EQUITY FUND:

Portfolio Management.

The Fund is managed by a committee made up of investment professionals and analysts employed by Bankers Trust. This committee makes all of the Fund's investment decisions.


               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SUPPIEFS2 (11/99)

CUSIPS: 055922868   055922686   055922678   055922785   055922736    055924856

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